SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2004

Hanmi Financial Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30421 (Commission File Number)	95-4788120 (IRS Employer Identification No.)

3660 Wilshire Boulevard Los Angeles California (Address of Principal Executive Offices)	90010 (Zip Code)

Registrant’s telephone number, including area code: (213) 382-2200

Not applicable
(Former name of former address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure.

On March 9, 2004, Hanmi Financial Corporation issued a press release announcing the appointment of M. Christian Mitchell as a member of the board of directors of Hanmi Financial Corporation. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Exhibit
99.1	Press release of Hanmi Financial Corporation, dated March 9, 2004, announcing the appointment of M. Christian Mitchell as a member of the board of directors of Hanmi Financial Corporation.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2004	Hanmi Financial Corporation

	By:	/s/ Jae Whan Yoo

President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release of Hanmi Financial Corporation, dated March 9, 2004, announcing the appointment of M. Christian Mitchell as a member of the board of directors of Hanmi Financial Corporation.